SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2013

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2013, Aaron's, Inc. (the “Company”) issued a press release to announce its financial results for the third quarter and first nine months of 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release presents the Company's net earnings and diluted earnings per share excluding:

•
a reversal in the first quarter of 2012 of a charge recorded in the second quarter of 2011 related to a previously announced lawsuit verdict against the Company, and associated legal fees and expenses (the reversal was recorded in connection with the settlement of the lawsuit);

charges recorded in the third quarter of 2012 for costs associated with the retirement of the Company’s founder and former Chairman of the Board;

•	accruals in the second and third quarters of 2013 for loss contingencies in a pending regulatory investigation by the California Attorney General; and

•	charges recorded in the second quarter of 2013 related to retirement and a change in vacation policies.

These measures are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”).

While neither the lawsuit nor the regulatory investigation may be considered as non-recurring in nature in a strictly accounting sense, management regards the circumstances and magnitude of these particular legal proceedings as not arising out of the ordinary course of business and as not entirely susceptible to prediction or effective management. Similarly, while charges related to retirement or employee benefit actions or policy changes do arise from time to time, management regards the charges incurred in the second quarter of 2013 and third quarter of 2012 as uncommon in both nature and size. For these reasons, management believes that presentation of net earnings and diluted earnings per share excluding these adjustments is useful because it gives investors supplemental information to evaluate and compare the performance of the Company's underlying core business from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company's GAAP basis net earnings and diluted earnings per share, which are also presented in the press release.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934,

as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description
99.1	Aaron's, Inc. press release dated October 24, 2013, announcing the Company's financial results for the third quarter and first nine months of 2013 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: October 24, 2013		Gilbert L. Danielson Executive Vice President and Chief Financial Officer